Exhibit 99.1
MAY 12, 2023 INVESTOR GUIDE TO THE SCE 2025 GENERAL RATE CASE

1 Edison International | Investor Guide to SCE 2025 GRC Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including uninsured wildfire-related and debris flow-related costs, costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred as a result of the COVID-19 pandemic, and increased costs due to supply chain constraints, inflation, and rising interest rates; • ability of SCE to implement its Wildfire Mitigation Plan and capital program; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • risks associated with SCE implementing PSPS, including regulatory fines and penalties, claims for damages and reputational harm; • ability of SCE to maintain a valid safety certification; • ability of Edison International and SCE to obtain sufficient insurance at a reasonable cost, including insurance relating to wildfire-related claims, and to recover the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses (including amounts paid for self-insured retention and co-insurance) from customers or other parties; • extreme weather-related incidents (including events caused, or exacerbated, by climate change, such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events) and other natural disasters (such as earthquakes), which could cause, among other things, public safety issues, property damage, rotating outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risk that California Assembly Bill 1054 (“AB 1054”) does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the CPUC's interpretation of and actions under AB 1054, including its interpretation of the prudency standard clarified by AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the California Public Utilities Commission, the Office of Energy Infrastructure Safety of the California Natural Resources Agency, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • cost and availability of labor, equipment and materials, including as a result of supply chain constraints and inflation; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • pandemics, such as COVID-19, and other events that cause regional, statewide, national or global disruption, which could impact, among other things, Edison International's and SCE's business, operations, cash flows, liquidity and/or financial results and cause Edison International and SCE to incur unanticipated costs; • physical security of Edison International's and SCE's critical assets and personnel and the cybersecurity of Edison International's and SCE's critical information technology systems for grid control, and business, employee and customer data; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • risks inherent in SCE’s capital investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, availability of labor, equipment and materials, weather, changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • risks associated with the operation of electrical facilities, including worker and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

2 Edison International | Investor Guide to SCE 2025 GRC Key Takeaways 1. The 2024 proposed revenue requirement reflects SCE’s 2021 GRC Track 4 request as of February 24, 2023, adjusted for the Commission’s Decision on SCE’s 2023-2025 Cost of Capital and the April 14, 2023 Proposed Decision Adopting Agreement Regarding Wildfire Liability Insurance. SAR percentage increased based on rates including California Climate Credit 2. Percentage increase is relative to total system present rate revenues; GRC revenue change represents a ~23% change over base rates. Does not reflect any potential changes in revenue requirement related to FERC-jurisdictional rates, fuel and purchased power, or other CPUC applications 3. Including California Climate Credit. 2025 SAR excluding the California Climate Credit would be 29.6¢ $10.3 Billion 2025 CPUC GRC Revenue Requirement $1.9 Billion Increase over 2024 (~12% increase over total)1,2 6–8% 2023–2028 Rate Base CAGR (Total, includes non-GRC) 28.5¢ per kWh 2025 System Average Rate3 (~9.5% increase vs. 2024)1 $38–43 Billion 2023–2028 Capital Plan vs. 2021–2025 Capital Plan of $27–30 billion (Total, includes non-GRC) 1 During this GRC cycle, SCE will focus on advancing its commitment to provide electric service that is reliable, resilient, and ready for customers’ needs 2 Investments driven by need to resume traditional level of infrastructure replacement work necessary for system reliability as wildfire mitigation stabilizes 3 SCE is facing the fastest electricity demand growth in decades, which drives significant investments in the grid 4 Although electric bills increase in near term, electrification will improve total energy affordability over time

3 Edison International | Investor Guide to SCE 2025 GRC During 2025 GRC cycle, SCE will focus on advancing its core commitment to safely provide electric service for customers’ needs today and the clean energy transition Reliable Resilient Ready Improve the reliability of the grid so SCE can meet customers’ needs today and in the future Deploy programs that protect the safety of customers and the public Ensure the grid is ready to support widespread electrification and decarbonization

4 Edison International | Investor Guide to SCE 2025 GRC SCE’s GRC request includes initiatives and investments necessary to meet the critical objectives of reliability, resiliency, and readiness Safety Reliability Resiliency Clean Electricity Operational & Service Excellence Affordability Addressing the remaining wildfire risk on the system Measured and targeted long-term climate adaptation investments; augment physical and cyber security Resume traditional level of infrastructure replacement work necessary to support system reliability Invest now to help meet critical California decarbonization objectives Deliver on higher customer expectations and requirements as dependence on electricity increases Reasonable impact on customer bills and enabling long-term overall lower energy share of wallet

5 Edison International | Investor Guide to SCE 2025 GRC SCE’s GRC includes next steps in its evolution as it responds to critical developments for its customers and communities Significant grid improvements required to serve growing customer needs, amid an accelerating pace of change The magnitude and pace of change facing SCE is significant Several specific efforts in this GRC underpin grid programs to serve customers in the face of these developments and challenges Infrastructure continues to age Customer electrification is accelerating Climate risks are increasing in severity Customer needs for reliability are increasing Newer types of generation and load are adding complexity Grid Modernization (SCE-02, Vol. 06) Distribution Infrastructure Replacement (SCE-02, Vol. 1, Pt. 2) Wildfire Mitigation and Climate Change Adaptation (SCE-01, Vol. 2 and SCE-04, Vol. 5) Load Growth (SCE-02, Vol. 07)

6 Edison International | Investor Guide to SCE 2025 GRC Infrastructure replacement work temporarily reduced to address emergent wildfire mitigation need 2025 GRC ramps up infrastructure replacement work as wildfire mitigation activities stabilize and SCE increases field resources 1. SCE’s 2025 GRC, SCE-02, Vol. 01, Part 2 – 100 200 300 400 500 600 700 800 900 1,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Infrastructure replacement request returns to historical levels of proactive replacement to address aging infrastructure and associated public safety and reliability risks Direct capital expenditures (Nominal, $ in Millions)1 2025 GRC — Refocus on infrastructure replacement to safeguard reliability Infrastructure replacement has been an integral part of grid work for many years Distribution infrastructure replacement Beginning in 2018, SCE significantly expanded its wildfire mitigation programs SCE achieves ~4,400 miles of covered conductor installed Wildfire mitigation stabilizes and SCE has increased its ability and capacity to accomplish grid-related missions simultaneously, rather than resorting to resource reallocation

7 Edison International | Investor Guide to SCE 2025 GRC SCE’s request for wildfire and PSPS mitigation activities builds upon and advances SCE’s objectives to reduce risk 1. Nominal dollars, including overhead allocations 2. Undergrounding miles shown reflects the number of overhead miles converted to underground miles Historical Forecast 0.1 0.7 0.8 1.2 1.2 1.1 1.3 1.3 1.4 1.5 1.4 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Wildfire mitigation capital expenditures1 , $ in Billions SCE’s covered conductor deployment will ramp down as it reaches substantial completion of proactive hardening; targeted undergrounding ramps up in highest risk areas Covered Conductor 124 372 982 1,503 1,411 1,200 1,200 850 300 50 50 Under-grounding – – – 6 7 11 20 60 150 200 170 Covered Conductor Under-grounding Annual miles of overhead conductor hardening2 Other

8 Edison International | Investor Guide to SCE 2025 GRC SCE is facing the fastest electricity demand growth in decades, which drives significant investments in the grid Between 2023 and 2035, load growth is anticipated to increase each year at a rate that is tenfold the annual rate that load growth has risen since 2001 Climate change impacts, including decarbonization requirements necessary to meet State and Federal climate goals, are driving significant shift in electricity consumption SCE Retail Sales (GWh) 70,000 80,000 90,000 100,000 110,000 120,000 2001 '03 '05 '07 '09 '11 '13 '15 '17 '19 '21 '23 '25 '27 '29 '31 '33 2035 System load growth increased at a relatively gradual pace over last two decades… …but is anticipated to change sharply

Climate adaptation investments in 2025 GRC address physical climate risks that could occur by 2030

Approach to Climate Adaptation in this GRC

1 — **Address Near-Term Risks:** Exposure projections validate that the physical climate impacts these measures are meant to address could occur by 2030

2 — **Mitigate Cost of Inaction:** The adaptation options address physical climate impacts that have highest relative safety, reliability, or financial consequences

3 — **Part of Least Regrets Path:** Proposed adaptations are not expected to be rendered obsolete as climate projections and analytical methods continue to mature

Longer term

Incorporate climate projections into key planning processes

Future GRC requests will be able to holistically address load growth, resilience, and decarbonization objectives

Need for adaptation measures is expected to increase over the next 20 to 30 years

SCE expects climate adaptation needs to continue to grow over time and funding requests to be more expansive in future GRCs


2025 GRC climate adaptation request of ~$115 million of capital investment is a transitional step towards adapting to physical climate risks in the future[1]

1. Refer to Table V-3 in SCE-01 Vol. 02 for details

9 Edison International | Investor Guide to SCE 2025 GRC

10 Edison International | Investor Guide to SCE 2025 GRC Range Case2 5.7 5.7 6.6 6.7 6.7 6.4 $6.0 $6.2 $7.5 $8.0 $8.1 $7.7 2023 2024 2025 2026 2027 2028 GRC request underpins ~$38–43 billion 2023–2028 capital expenditure forecast; substantial additional investment opportunities offer upside 1. Forecast for 2024 includes amounts requested in track 4 of SCE’s 2021 GRC. Forecast for 2025 includes amounts requested in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations Capital deployment expected to increase in 2025–20281 Capital Expenditures, $ in Billions CPUC GRC FERC Other Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP 2. Advanced Metering Infrastructure (AMI) 2.0 3. FERC transmission 4. Other potential investments in the grid supporting reliability, resilience, and readiness

11 Edison International | Investor Guide to SCE 2025 GRC Over 85% of SCE’s capital investments are in its distribution grid, consistent with wires-focused strategy 1. Includes utility-owned storage SCE forecasts investing $38–43 billion from 2023 to 2028 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2023–2028 capital plan Distribution Non-distribution 29% 18% 14% 13% 11% 9% 3% 3% Infrastructure Replacement Wildfire Mitigation Load Growth & New Service Connections Inspections & Maintenance Other Distribution1 Transmission Generation Electrification >85% distribution grid

12 Edison International | Investor Guide to SCE 2025 GRC Range Case2 $41.6 $43.5 $48.0 $50.3 $52.6 $55.2 GRC request supports ~6–8% rate base growth 2023–2028; substantial additional investment opportunities offer upside 1. Weighted-average year basis 2. Range Case rate base reflects capital expenditure Range Case forecast Rate Base1 , $ in Billions Strong rate base growth driven by wildfire mitigation and important grid work to support California’s leading role in pivoting to a carbon-free economy $41.9 $44.3 $49.7 $53.3 $57.0 $60.9 2023 2024 2025 2026 2027 2028 CPUC GRC FERC Other ~8% CAGR 2023–2028 Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP 2. Advanced Metering Infrastructure (AMI) 2.0 3. FERC transmission 4. Other potential investments in the grid supporting reliability, resilience, and readiness

13 Edison International | Investor Guide to SCE 2025 GRC Although electric bills increase in near term, electrification will improve total energy affordability over time SCE’s GRC request balances affordability with need to provide safe electric service that is reliable, resilient, and ready for customers’ needs today and the clean energy transition directed by California policy 7.3% 5.1% 2023 2035 SCE has successfully kept its system average rate lower than PG&E’s and SDG&E’s 10 15 20 25 30 35 40 2016 '18 '20 '22 '24 '26 2028 Total Energy Share of Wallet for Median SCE Customer3,4 % of Household Income Electrification reduces % of income spent on energy by 2035 and improvements beyond Home Solar Electricity Bill Home Gas Bill Gasoline Bundled System Average Rate1,2 ¢/kWh PG&E SCE SDG&E 1. Bundled system average rates (including California Climate Credit) as of January 1 of each year, as shown in each IOU’s respective consolidated rate change advice letters 2. Forecast rates do not reflect any potential changes in revenue requirement related to FERC-jurisdictional rates, fuel and purchased power, or other CPUC applications 3. Based on 2023$; refer to SCE-07 Vol. 04 for additional details 4. When SCE conducted a similar analysis for its November 2019 Pathway 2045 white paper, SCE found that decarbonization and electrification could result in the overall energy bills for an average household decreasing by one third by 2045 Post-2025, SAR growth tapers off to ~3%/year, as load grows

14 Edison International | Investor Guide to SCE 2025 GRC SCE’s proposed procedural schedule would result in a final decision in December 2024 Event SCE Proposal ✓ Application Filed 5/12/2023 Mandated Workshop 5/30/2023 Protests and Responses to Application 6/12/2023 Pre-hearing Conference 6/30/2023 Scoping Memo of Assigned Commissioner 8/15/2023 Public Participation Hearings TBD Public Advocates Office and Other Intervenor Direct Testimony 12/15/2023 SCE Supplemental Testimony on Palo Verde Nuclear Generation Station 12/22/2023 Concurrent Rebuttal Testimony 1/30/2024 Mandatory Meet & Confer 2/9/2024 Evidentiary Hearings 2/26–3/15/2024 Update Testimony 3/29/2024 Hearings on Update Testimony 4/10–4/12/2024 Opening Briefs 4/22/2024 Joint Comparison Schedule 4/22/2024 Reply Briefs 5/13/2024 Status Conference 8/5/2024 Proposed Decision 11/1/2024 Final Decision 12/2/2024

APPENDIX

16 Edison International | Investor Guide to SCE 2025 GRC SCE forecasts a 2025 Test Year revenue requirement of $10.3 billion; increase of $1.9 billion over proposed 2024 amount 1. Adjusted for decision on SCE 2023–2025 Cost of Capital and pending wildfire self-insurance settlement 2. Previously authorized recoveries for CSRP and Mobile Home Park incorporate into the GRC 3. Capital revenue requirement (i.e., depreciation, tax, and return) includes ongoing revenue requirement from expenditures prior to 2025 as well as that result from expenditures in 2025, consistent with Commission final decisions 4. Includes incremental revenue requirement for working cash, service lives, net salvage rates, and decommissioning proposals Note: Numbers may not add due to rounding 6,874 1,497 8,371 132 908 417 439 10,267 2021 Authorized Revenue Requirement 2022–2024 Authorized Attrition + Pending Track 4 2024 Proposed Revenue Requirement Authorized Capital Not in Prior GRC Capital Revenue Requirement O&M Working Cash & Depreciation 2025 Revenue Requirement CPUC GRC Base Revenue Requirement $ in Millions 1 1 2 3 4 $1,895 million

17 Edison International | Investor Guide to SCE 2025 GRC 2025 GRC request would increase 2025 test year revenue by $1.9 billion, followed by post-test year increases in 2026–2028 1. Test Year increase is shown relative to SCE’s current and requested GRC-related revenue requirement only (i.e., Authorized Base Revenue Requirement), as of the end of 2024 2. Bundled System Average Rate, includes California Climate Credit (approximately 1¢/kWh) 3. Bundled average residential bill (blended CARE and Non-CARE), excludes California Climate Credit and is based on a basic service and 500 kWh monthly with region 9 baseline allocations CPUC GRC Base Revenue Requirement $ in Billions 1.9 0.6 0.7 0.7 7.6 8.4 10.3 10.9 11.6 12.3 2023 2024 2025 2026 2027 2028 SAR2 25.1¢ 26.0¢ 28.5¢ 29.3¢ 30.2¢ 31.0¢ Avg. Bill3 $150 $156 $172 $177 $181 $186 2021 GRC Track 41 2025 GRC

18 Edison International | Investor Guide to SCE 2025 GRC O&M Post-Test Year Ratemaking Mechanism adjusts revenue requirements for inflation during attrition years O&M escalation rates developed using several price indices by functional category Combined O&M and A&G Escalation Rates 2.9% 2.8% 2.8% 1.3% 1.5% 1.7% 2026 2027 2028 Post-Test Year Ratemaking Mechanism Features Escalation rates embedded in SCE’s forecast are industry-specific, more accurately reflecting how utilities incur costs Each December 1, SCE files advice letter for following year’s revenue requirement, reflecting the latest escalation factors Actual escalation rate for each of 2026, 2027, and 2028 determined using escalation factors available in November of the year the advice letter is filed Known wage increases for represented employees granted before decision on 2025 GRC will be incorporated in 2026–2028 Labor Non-Labor

19 Edison International | Investor Guide to SCE 2025 GRC Use of Non-GAAP Financial Measures Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (losses) internally for financial planning and for analysis of performance. Core earnings (losses) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (losses) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (losses) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com